UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2016

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)    (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Amendment to Merger Agreement

On March 4, 2016, Select Medical Corporation (“Select”) entered into an amendment (the “First Amendment”) to the Agreement and Plan of Merger, dated as of January 22, 2016 (the “Merger Agreement”), with Grip Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Select, Physiotherapy Associates Holdings, Inc., a Delaware corporation (“Physiotherapy”), and KHR Physio, LLC, a Delaware limited liability company, solely in its capacity as the Holder Representative (as defined in the Merger Agreement).

The First Amendment, among other things, (i) increases the Deductible (as defined in the Merger Agreement) from $2,800,000.00 to $3,570,000.00 for purposes of indemnification claims by Select relating to breaches of certain representations and warranties of Physiotherapy, and (ii) makes certain other changes to the Merger Agreement relating to the adjustments to the Initial Merger Consideration and the Final Merger Consideration (each as defined in the Merger Agreement) with respect to the calculation of accrued payroll.

Other than as expressly modified pursuant to the First Amendment, the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2016, remains in full force and effect as originally executed on January 22, 2016.  The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment.  A copy of the First Amendment is attached to this report as Exhibit 2.1 and incorporated herein by reference.

Additional Credit Extension Amendment

On March 4, 2016, Select, Select Medical Holdings Corporation (“Holdings”) and the other Loan Parties (as defined in the Credit Agreement (as defined herein)) entered into an Additional Credit Extension Amendment (the “Additional Credit Extension Amendment”) to Select’s senior secured credit facility with JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and lender, and the additional lenders named therein (the “Credit Agreement”).  The Additional Credit Extension Amendment (i) provides for the lenders named therein to extend an aggregate of $625,000,000 of Series F Tranche B Term Loans (as defined in the Additional Credit Extension Amendment), (ii) extends the financial covenants through March 3, 2021, (iii) adds a 1.00% prepayment premium for prepayments made with new Term Loans on or prior to March 4, 2017 if such new Term Loans have  a lower yield than the Series F Tranche B Term Loans and (iv) makes certain other technical amendments to the Credit Agreement.  The Series F Tranche B Term Loans will bear interest at a rate per annum equal to the Adjusted LIBO Rate (as defined in the Credit Agreement) (subject to an Adjusted LIBO Rate floor of 1.00%) plus 5.00% for Eurodollar Loans or the Alternate Base Rate (as defined in the Credit Agreement) plus 4.00% for ABR Loans.  Select is required to make principal payments on the Series F Tranche B Term Loans in quarterly installments on the last day of each of March, June, September and December, beginning June 30, 2016, in amounts equal to 0.25% of the aggregate principal amount of the Series F Tranche B Term Loans outstanding as of the date of the Additional Credit Extension Amendment.  The balance of the Series F

Tranche B Term Loans will be payable on March 3, 2021.  Except as specifically set forth in the Additional Credit Extension Amendment, the terms and conditions of the Series F Tranche B Term Loans are identical to the terms of the outstanding Series E Term B Loans under Select’s senior secured credit facility and the other loan documents to which Select is party.

Select expects to use the proceeds of the Series F Tranche B Term Loans to (i) refinance in full its existing Series D Tranche B Term Loans due December 20, 2016 (the “Refinancing”), (ii) consummate the previously announced acquisition of Physiotherapy, including the repayment of third party indebtedness, and (iii) pay fees and expenses incurred in connection with the acquisition of Physiotherapy, the Refinancing and the Additional Credit Extension Amendment.

The foregoing description of the Additional Credit Extension Amendment does not purport to be complete and is qualified in its entirety by reference to the Additional Credit Extension Amendment.  A copy of the Additional Credit Extension Amendment is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.01      Completion of Acquisition or Disposition of Assets

On March 4, 2016, Select consummated the previously announced acquisition of Physiotherapy.  Pursuant to the terms of the Merger Agreement, as amended, Select acquired Physiotherapy for approximately $414.8 million in cash in the aggregate, after taking into account an estimated net working capital adjustment at closing.  The purchase price remains subject to final post-closing net working capital and other adjustments.  Select used a combination of borrowings under the Additional Credit Extension Amendment and cash on hand to fund the acquisition of Physiotherapy and pay related fees and expenses.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Additional Credit Extension Amendment” and is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure

On March 4, 2016, Select issued a press release announcing the consummation of its previously announced acquisition of Physiotherapy.  A copy of the press release is attached to this report as Exhibit 99.1.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	First Amendment to Agreement and Plan of Merger, by and among Select Medical Corporation, Grip Merger Sub, Inc., Physiotherapy Associates Holdings, Inc. and KHR Physio, LLC, dated March 4, 2016.
10.1

Additional Credit Extension Amendment, dated March 4, 2016, among Select Medical Holdings Corporation (“Holdings”), Select Medical Corporation (“Select”), the subsidiaries of Holdings and Select named therein, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and lender, and the additional lenders named therein.

99.1	Select Medical Corporation Press Release dated March 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: March 4, 2016	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amendment to Agreement and Plan of Merger, by and among Select Medical Corporation, Grip Merger Sub, Inc., Physiotherapy Associates Holdings, Inc. and KHR Physio, LLC, dated March 4, 2016.
10.1

Additional Credit Extension Amendment, dated March 4, 2016, among Select Medical Holdings Corporation (“Holdings”), Select Medical Corporation (“Select”), the subsidiaries of Holdings and Select named therein, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and lender, and the additional lenders named therein.

99.1	Select Medical Corporation Press Release dated March 4, 2016.